EVERGREEN INTERNATIONAL BALANCED INCOME FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS JANUARY 16, 2009

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF EVERGREEN INTERNATIONAL BALANCED INCOME FUND

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen International Balanced Income Fund (the "Fund") will be held on January 16, 2009 at 11:00 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, for the following purposes:

  To elect eight Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified;

  To consider and act upon (a) the Investment Advisory Agreement between the Fund and Evergreen Investment Management Company, LLC and (b) the Sub-Advisory Agreement with First International Advisors, LLC. d/b/a Evergreen International Advisors; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 31, 2008 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND THE SUB-ADVISORY AGREEMENT WITH FIRST INTERNATIONAL ADVISORS, LLC.

By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

November 24, 2008

EVERGREEN INTERNATIONAL BALANCED INCOME FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen International Balanced Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on January 16, 2009 at 11:00 a.m. Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and the proxy card will be first sent to shareholders on or about November 24, 2008. You may obtain a copy of the Annual Report of the Fund for the period ended October 31, 2008 without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matters set forth in the accompanying notice. You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares of the Fund will be voted FOR the election of the nominees named in the enclosed proxy card and IN FAVOR OF the Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC") and the Sub-Advisory Agreement with First International Advisors, LLC ("FIA"). Holders of common shares ("Shares") of the Fund ("Shareholders") will vote on the election of Ms. Norris and Messrs. Gifford, Keith, Scofield, Pettit, Richardson, Salton and Wagoner and the proposed Investment Advisory Agreement and Sub-Advisory Agreement with EIMC and FIA, respectively. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted as present for quorum purposes. The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued, outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of trustees, votes may be cast FOR all nominees or the authority to vote may be WITHHELD either with respect to all of the nominees or any individual nominee. With regard to the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreement with FIA, respectively, votes may be cast IN FAVOR OF or AGAINST the proposed agreements or you may ABSTAIN from voting. Abstentions, broker non-votes, and votes that are withheld will count for purposes of determining whether a quorum is present, will have no effect with respect to the election of trustees (Proposal 1), but will have the effect of a vote against the proposed Investment Advisory Agreement with EIMC and the Sub-Advisory Agreement with FIA, respectively (Proposals 2a and 2b).

If a quorum is met, the affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1). The approval of the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreement with FIA, respectively, (Proposals 2a and 2b)require the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes marked in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the typical costs associated with an annual proxy statement. EIMC will bear any expenses beyond such expenses. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged the Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $30,000.

Voting Securities and Principal Holders Thereof

Shareholders of record of the Fund's Shares at the close of business on October 31, 2008 will be entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of October 31, 2008, the Fund had outstanding 11,572,378 common shares. Each common share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share, as to any matter on which the common share is entitled to vote.

As of October 31, 2008, the Depository Trust Company owned of record approximately 100% of the outstanding shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of October 31, 2008.

As of October 31, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia") and Wells Fargo Company ("Wells Fargo"), parents of EIMC, the Fund's investment advisor, and FIA, the Fund's sub-advisor.

I. ELECTION OF TRUSTEES (Proposal 1)

The Board of Trustees has nominated eight persons for election to the Fund's Board of Trustees. Each of these nominees currently serves on the Fund's Board of Trustees. In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting in the year indicated: Class I, 2009, Class II, 2010 and Class III, 2011 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card will vote for the election of such other person or persons as they may consider qualified. The Board of Trustees has no reason to believe that any of the eight nominees will be unable or unwilling to serve.

The Board of Trustees of the Fund proposes the following nominees for election at the 2009 Meeting:

Trustee	Class	Expiration of Term if Elected
K. Dun Gifford	Class I	2012 Annual Meeting[1]
Dr. Leroy Keith, Jr.	Class I	2012 Annual Meeting[1]
Patricia B. Norris	Class I	2012 Annual Meeting[1]
Michael S. Scofield	Class I	2012 Annual Meeting[1]
Richard K. Wagoner	Class III	2011 Annual Meeting[1]
William W. Pettit	Class III	2011 Annual Meeting[1]
David M. Richardson	Class III	2011 Annual Meeting[1]
Dr. Russell A. Salton, III	Class III	2011 Annual Meeting[1]

1	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the eight nominees currently proposed to serve on the Board of Trustees.

Trustee and Nominee Trustee Information

The following tables contain specific information about each Trustee and nominee Trustee as of October 31, 2008, including: age, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Evergreen family of funds and number of portfolios overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Class I - Non-Interested Nominee Trustees Proposed to serve until 2012 Annual Meeting of Shareholders
K. Dun Gifford DOB: 10/23/19384,5,[6]	Trustee	Trustee since 2005	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/19395,[6]	Trustee	Trustee since 2005	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)
Patricia B. Norris DOB: 4/9/1948[7]	Trustee	Trustee since 2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
Michael S. Scofield DOB: 2/20/19434,[6]	Trustee	Trustee since 2005	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Class II - Non-Interested Trustees to serve until 2010 Annual Meeting of Shareholders
Charles A. Austin III DOB: 10/23/19346,[7]	Trustee	Trustee since 2005	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
Carol A. Kosel DOB: 12/25/19638,[9]	Trustee	Trustee since 2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	94	None
Gerald M. McDonnell DOB: 7/14/1939[5]	Trustee	Trustee since 2005	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Richard J. Shima DOB: 8/11/1939[5]	Trustee	Trustee since 2005	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None
Class III - Non-Interested Nominee Trustees Proposed to serve until 2011 Annual Meeting of Shareholders
David M. Richardson DOB: 9/19/1941[8]	Trustee	Trustee since 2005	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	94	None
Dr. Russell A. Salton, III DOB: 6/2/19474,6,[7]	Trustee	Trustee since 2005	President/CEO, AccessOne MedCard, Inc.	94	None
Class III - Interested Nominee Trustees Proposed to serve until 2011 Annual Meeting of Shareholders
William W. Pettit DOB: 8/26/19558,[10]	Trustee	Trustee since 2005	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
Richard K. Wagoner DOB: 12/12/19375,[11]	Trustee	Trustee since 2005	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	Principal occupation and other directorships information is as of December 31, 2007.
3	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment companies with eighty-eight separate series and six closed-end funds.
4	Member of Executive Commitee (which also functions as the Nominating Committee and Qualified Legal Compliance Committee).
5	Member of Performance Committee.
6	Member of 15(c) Committee.
7	Member of Audit Committee.
8	Member of Distribution, 12b-1 and Service Committee.
9	Ms. Kosel was appointed to the Fund's Board of Trustees by the Board of Trustees effective January 1, 2008.
10

Mr. Pettit possibly may be deemed to be an "interested person" of the Evergreen Funds, as defined in Section 2(a)(19) of the 1940 Act, because of his law firm's representation of Wells Fargo, the proposed acquirer of Wachovia, the parent of EIMC, the Evergreen funds' investment advisor.

11

Mr. Wagoner is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because of his ownership of shares in Wachovia, the parent to EIMC, the Evergreen funds' investment advisor.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Name of Trustee or Nominee Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2008	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Evergreen Family of Investment Companies as of December 31, 2007
Non-Interested Trustees
Charles A. Austin III[1]	$0	Over $100,000
K. Dun Gifford[2]	$0	Over $100,000
Dr. Leroy Keith, Jr.[2]	$1-$10,000	Over $100,000
Carol A. Kosel	$0	Over $100,000
Gerald M. McDonnell[1]	$1-$10,000	Over $100,000
Patricia B. Norris[2]	$0	Over $100,000
David M. Richardson[2]	$0	Over $100,000
Dr. Russell A. Salton, III1,[2]	$0	Over $100,000
Michael S. Scofield1,[2]	$1-$10,000	Over $100,000
Richard J. Shima[1]	$10,001-$50,000	Over $100,000
Interested Trustees
William W. Pettit1,[2]	$0	Over $100,000
Richard K. Wagoner[2]	$1-$10,000	Over $100,000

1

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

2	Nominee Trustee.

Board Meetings and Committees

The Fund is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. During the fiscal year ended October 31, 2008, the Board of Trustees held 6 regular meetings and 10 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an "interested person" of the Fund as defined in the 1940 Act (an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee met 39 times during fiscal year 2008.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from Shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of the Fund. For additional detail, please see the Fund's Policy for the Consideration of Trustee Nominees attached as Exhibit B.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has a 15(c) Committee which consists of Charles A. Austin III, K. Dun Gifford, Dr. Leroy Keith, Jr., William W. Pettit, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. The 15(c) Committee met 4 times during fiscal year 2008.

The Fund has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to review the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, review the quality and objectivity of the Fund's financial statements and the independent audits thereof, and to act as liaison between the Fund's independent auditors and the Board of Trustees. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange's listing standards. The Audit Committee met 19 times during fiscal year 2008.

The Fund has a Performance Committee which consists of K. Dun Gifford, Gerald McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. The Performance Committee met 6 times during fiscal year 2008.

The Fund has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of Carol A. Kosel and David M. Richardson, each of whom is an Independent Trustee, and William W. Pettit, who may be deemed to be an "interested person" of the Fund as defined in the 1940 Act. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen fund's transfer agents; and the overall level of servicing provided to shareholders of the Fund. The Distribution, 12b-1, and Service Committee met 4 times during fiscal year 2008.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the New York Stock Exchange's listing standards. The Executive Committee Charter details the Nominating Committee functions. A copy of the Evergreen funds' Executive Committee Charter is attached as Exhibit A.

The Board of Trustees has approved a policy pursuant to which the Board of Trustees may consider nominees for election as Trustees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

The Board of Trustees has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds that are listed on the New York Stock Exchange are required to hold an Annual Meeting of Shareholders. On March 18, 2004, the Board of Trustees approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustee attendance at each Annual Meeting of Shareholders in person or by video conference.

Mr. Charles A. Austin III attended the previous year's Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each principal executive officer of the Fund as of October 31, 2008, including: name, address and age, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wachovia and their affiliated companies.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tyron Charlotte, NC 28288 DOB: 6/20/1945	President since 2005	President, Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; Former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 DOB: 12/12/1970	Treasurer since 2005	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 DOB: 4/20/1960	Secretary since 2005	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
Robert Guerin 200 Berkeley Street Boston, MA 02116-5034 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

Dennis H. Ferro oversees the operations of the Fund. Michael H. Koonce is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Robert Guerin is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2008. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. For the fiscal year ended October 31, 2008, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]
Non-Interested Trustees
Charles A. Austin III, Trustee	$531	N/A	$251,833[3]
K. Dun Gifford, Trustee[4]	$477	N/A	$232,083
Dr. Leroy Keith, Jr., Trustee[4]	$503	N/A	$228,167
Carol A. Kosel, Trustee	$378	N/A	$188,016
Gerald M. McDonnell, Trustee	$440	N/A	$199,083[3]
Patricia B. Norris, Trustee[4]	$444	N/A	$215,583
David M. Richardson, Trustee[4]	$446	N/A	$201,583
Dr. Russell A. Salton, III, Trustee[4]	$483	N/A	$236,083[3]
Michael S. Scofield, Trustee[4]	$705	N/A	$338,250[3]
Richard J. Shima, Trustee	$453	N/A	$207,583[3]
Interested Trustees
William W. Pettit, Trustee[4]	$479	N/A	$220,250[3]
Richard K. Wagoner, Trustee[4]	$438	N/A	$198,083

1	The Fund does not currently provide pension or retirement plan benefits to the Trustees.
2	As of October 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy six separate series and six closed-end funds.
3

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Pettit, Salton, Scofield and Shima for the fiscal year ended October 31, 2008, the following amounts were deferred: $94,600, $158,083, $8,925, $55,886, $14,058 and $97,792, respectively.

4	Nominee Trustee.

II. APPROVAL OF ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND SUB-ADVISORY AGREEMENT WITH FIRST INTERNATIONAL ADVISORS, LLC (Proposals 2a and 2b)

Wells Fargo and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia's banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 39.9% voting interest in Wachovia to Wells Fargo (the "Change of Control"). Due to its ownership of preferred shares of Wachovia, parent of EIMC and FIA, Wells Fargo may be deemed to control EIMC and FIA.

If Wells Fargo is deemed to control EIMC and FIA, then the Advisory Agreement between the Fund and EIMC and the Sub-Advisory Agreement between EIMC and FIA, the Fund's sub-advisor, would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008, and upon the recommendation of EIMC, the Board of Trustees, including those Trustees that are not "interested persons" as that term is defined in the 1940 Act (the "Independent Trustees") of the Fund or EIMC, unanimously approved the continuation of EIMC as investment advisor and FIA as sub-advisor to the Fund and approved interim advisory and sub-advisory agreements with EIMC and FIA, respectively (together, the "Interim Agreements"), which became effective upon the issuance of the preferred shares on October 20, 2008. The Interim Agreements will be in effect for a period of up to 150 days. In connection with the closing of the transaction between Wachovia and Wells Fargo, the Trustees of the Fund, at a telephonic meeting held on November 12, 2008, approved subsequent interim advisory and sub-advisory agreements, and are expected to ratify this approval at an in-person meeting to be held on December 3-4, 2008. The subsequent interim advisory and sub-advisory agreements will take effect upon the closing of the transaction.

Rule 15a-4 under the 1940 Act, and the Interim Agreements, provide that fees due EIMC and FIA since the effective date of the Interim Agreement are to be held in an interest-bearing escrow account. If a new advisory agreement and new sub-advisory agreement with FIA are subsequently approved by shareholders of the Fund, EIMC and FIA will continue as investment advisor and sub-advisors, respectively, to the Fund, and the escrowed funds, including interest, will be paid to EIMC and FIA. If a new advisory agreement and new sub-advisory agreement with FIA are not approved, EIMC and FIA will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest. In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve a new advisory agreement and new sub-advisory agreement with FIA before March 19, 2009 in order for EIMC and FIA to serve as investment advisor and sub-advisors to the Fund on an ongoing basis following that date.

Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104. The address of the principal office of Wachovia, a bank holding company in the United States with over $782.9 billion in assets as of December 31, 2007, is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

The Advisor and Evaluation by the Trustees

If the proposal is approved, EIMC would continue to serve as investment advisor to the Fund pursuant to a new investment advisory agreement (the "New Advisory Agreement"). The terms of the New Advisory Agreement are substantially similar to those of the prior Investment Advisory Agreement dated September 22, 2005 (the "Prior Advisory Agreement"). The Prior Advisory Agreement was last approved by an action of the sole shareholder of the Fund on September 22, 2005 and its continuance re-approved by the Board of Trustees on September 17, 2008. Under the Prior Advisory Agreement, the Fund paid EIMC a fee equal to 0.95% of the total assets (defined as net assets plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). Pursuant to the Prior Advisory Agreement, for the fiscal year ended August 31, 2008, the Fund paid EIMC $2,158,395 and waived $70 of those funds.

Under the New Advisory Agreement, EIMC would continue to be responsible for day-to-day investment of the Fund's portfolio assets, subject to the supervision of the Board of Trustees. There would be no change in the advisory fees paid by the Fund to EIMC.

[BOARD CONSIDERATIONS TO BE INSERTED]

Terms of the Advisory Agreements

The following description of the New Advisory Agreement is qualified entirely by reference to the New Advisory Agreement, the form of which is attached as ExhibitD to this Proxy Statement. The New Advisory Agreement provides that: (1) subject to the control and direction of the Board of Trustees of the Fund, EIMC is responsible for the day-to-day investment of the Fund, (2) EIMC will receive an annual rate of 0.95% of the average daily total assets (defined as net assets plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) of the Fund; (3) it may be terminated, without payment of any penalty, by EIMC orby the Trustees, by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon; and (4) it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. The New Advisory Agreement also provides that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Advisory Agreement, but that EIMC is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. If approved, the New Advisory Agreement will have an initial term oftwo years, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the Independent Trustees.

The Sub-Advisor (FIA) and Evaluation by the Trustees

EIMC believes, in light of the investment performance of the Fund under FIA, that the continuation of FIA as sub-advisor to the Fund is desirable and in the best interests of the Fund and its shareholders.

If the proposal is approved, FIA would continue to serve as sub-advisor to the Fund pursuant to a new sub-advisory agreement (the "New Sub-Advisory Agreement with FIA"). The terms of the New Sub-Advisory Agreement with FIA are substantially similar to those of the prior Sub-Advisory Agreement dated September 22, 2005 ("the "Prior Sub-Advisory Agreement with FIA"). Under the Prior Sub-Advisory Agreement with FIA, and subject to supervision of the Fund's Board of Trustees and the oversight of EIMC and the Board of Trustees, FIA was responsible for the day-to-day investment and reinvestment of the Fund's portfolio assets allocated from time to time by EIMC to the investment strategy that focuses on investment in fixed income securities (the "Fixed Income Portion"). EIMC paid FIA a fee equal to 0.05% of the total assets (defined as net assets of the Fixed Income Portion plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets). Pursuant to the Prior Sub-Advisory Agreement with FIA, for the fiscal year ended August 31, 2008, EIMC paid FIA $301,118.

Under the New Sub-Advisory Agreement with FIA, FIA would continue to be responsible for day-to-day investment of the Fixed Income Portion, subject to the supervision of EIMC and the Board of Trustees. EIMC, and not the Fund, would pay FIA's fees under the New Sub-Advisory Agreement with FIA, and there would be no change in the advisory fees paid by the Fund to EIMC.

[BOARD CONSIDERATIONS TO BE INSERTED]

Terms of the Sub-Advisory Agreements with FIA

The following description of the New Sub-Advisory Agreement with FIA is qualified entirely by reference to the New Sub-Advisory Agreement with FIA, which is attached as Exhibit E to this Proxy Statement. The New Sub-Advisory Agreement with FIA provides that: (1) subject to the control and direction of the Board of Trustees of the Fund and the oversight of EIMC and the Board of Trustees, FIA is responsible for the day-to-day investment and reinvestment of the Fixed Income Portion, (2) EIMC will pay FIA at an annual rate of 0.05% of the Fund's total assets (defined as net assets of the Trust plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets); (3) it may be terminated, without payment of any penalty, by FIA, by EIMC, by the Trustees, by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon, or by EIMC under certain other conditions; and (4) it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act and in the event the advisory agreement between the Fund and EIMC terminates. The New Sub-Advisory Agreement with FIA also provides that FIA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Sub-Advisory Agreement with FIA, but that FIA is not protected against liability arising out of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. If approved, the New Sub-Advisory Agreement with FIA will have an initial term of two years, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the Independent Trustees.

Managing Directors and Principal Executive Officers and Directors of EIMC

The following is a list of EIMC's managing directors and principal executive officers and directors. EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name Principal and Occupation(s)
W. Douglas Munn, Chief Operating Officer and Director
Dennis H. Ferro, President
Michael H. Koonce, Chief Legal Officer and Secretary
Richard S. Gershen, Executive Managing Director
Barbara A. Lapple, Chief Compliance Officer
Matthew C. Moss, Chief Financial Officer
J. David Germany, Chief Investment Officer

EIMC is owned __% by _____________ located at _____________. The ultimate parent of __________ is Wachovia. Wachovia currently owns a _____% interest in __________ and, indirectly, a __% interest in EIMC. It is expected that Wells Fargo, who currently holds approximately a 40% voting interest in Wachovia, will acquire a 100% interest in Wachovia and, indirectly, a ___% interest in EIMC following the transactions.

Managing Directors and Principal Executive Officers and Directors of FIA

The following is a list of FIA's managing directors and principal executive officers and directors. FIA's principal address is 3 Bishopsgate, London EC2N3AB.

Name Principal and Occupation(s)
Peter M. Wilson, Director
Anthony J. Norris, Director
Mandip Sohal, Chief Compliance Officer

FIA is owned __% by _____________ located at _____________. The ultimate parent of __________ is Wachovia. Wachovia currently owns a _____% interest in __________ and, indirectly, a __% interest in FIA. It is expected that Wells Fargo, who currently holds approximately a 40% voting interest in Wachovia, will acquire a 100% interest in Wachovia and, indirectly, a ___% interest in FIA following the transactions.

Other Similar Funds Managed by EIMC and FIA

The following table contains certain information regarding funds for which EIMC provides investment advisory services and that may have similar investment objectives and policies as the Fund. FIA does not currently manage any other funds with similar investment objectives and policies as those of the Fund.

Name of Fund	Investment Objective	Net Assets as of 10/31/08	Advisory Fee Rate	Fee Waivers and Reimbursements
Evergreen International Equity Fund	The fund seeks long-term capital growth and secondarily, modest income.		0.39%	[Yes]

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission (the "SEC"). Copies of the required filings must also be furnished to the Fund. For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through Evergreen Investments' Web site at www.EvergreenInvestments.com.

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

EIMC is entitled to receive from the Fund an administrative services fee at the rate of 0.05% of the Fund's average daily total assets. For the fiscal year ended October 31, 2008, EIMC recieved $113,600 in administrative services fees from the Fund.

Investment Sub-advisors. FIA, a majority-owned subsidiary of Wachovia and an affiliate of EIMC, serves as a sub-advisor to the Fund. The principal business address of FIA is 3 Bishopsgate, London EC2N3AB.

Principal Underwriter/Distributor. Evergreen Investment Services, Inc. is the distributor and principal underwriter of the Fund and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Fund paid no underwriting commissions or 12b-1 fees for the fiscal year ended October 31, 2008.

Brokerage Commissions. Wachovia Securities LLC is an affiliate of Wachovia and a dealer that places trades through its wholly owned subsidiary, First Clearing Corporation. The Fund paid no brokerage commissions to Wachovia Securities, LLC for the fiscal year ended October 31, 2008.

Securities Lending. Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to the Fund. The Fund paid no securities lending fees for the fiscal year ended October 31, 2008.

Transfer Agent. Computershare Fund Services ("Computershare") is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Independent Registered Public Accounting Firm.

Independent Registered Public Accounting Firm. The Audit Committee of the Board of Trustees unanimously recommended the selection of KPMG, 99 High Street, Boston, Massachusetts 02110, as the independent registered public accounting firm of the Fund For the fiscal year ended October 31, 2008, and the Board of Trustees unanimously approved such selection, at a meeting held on December 6, 2007. It is expected that KPMG will be considered as the Independent Registered Public Accounting firm for the fiscal year ending October 31, 2009 by the Board of Trustees at a meeting to be held on December 3-4, 2008.

The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent registered public accounting firm as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent registered public accounting firm. In addition, the Fund's Chief Compliance Officer is required to monitor the performance of the services provided by the Fund's independent registered public accounting firm in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Exchange Act for pre-approving services performed by the Fund's independent registered public accounting firm to the Fund's management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. It is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund for the fiscal year ended October 31, 2008, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment advisor and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm.

On October 22, 2007, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended October 31, 2007. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC. The Audit Committee will review and discuss with management the Fund's audited financial statements for the fiscal year ended October 31, 2008 at a meeting to be held in December 2008.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended October 31, 2007 and 2008, respectively, and for fees billed for other services rendered by KPMG to the Fund, EIMC and EIS. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2008	2007
Audit fees		$63,200
Audit-related fees		$0
Tax fees[1]		$0
Non-audit fees[2]		$808,367
All other fees		$0

1	Tax fees consists of fees for tax consultation, tax compliance and tax review.
2

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the "Charter"). The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.

Other Business

As of the date of this Proxy Statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

If a quorum is met, the affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).

Required Vote for Proposals 2a and 2b, Respectively

Approval of the Investment Advisory Agreement with EIMC and the Sub-Advisory Agreement with FIA, respectively, require the affirmative vote of a majority of the oustanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

Notice

A certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2010 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen International Balanced Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before July 27, 2009.

Any Shareholder desiring to present a proposal for consideration at the 2010 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen International Balanced Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before August 26, 2009, but no earlier than July 28, 2009.

The persons named as proxies for the 2009 annual meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice on or before October 10, 2009.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2010 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND THE SUB-ADVISORY AGREEMENT WITH FIRST INTERNATIONAL ADVISORS, LLC.

Michael H. Koonce, Secretary

November 24, 2008

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

If you have any questions about the proxy card, please call the Altman Group, our proxy solicitor, at 800.821.8781 (toll free).

Exhibit A

EXECUTIVE COMMITTEE CHARTER

EVERGREEN FUNDS

1) The Executive Committee shall be composed entirely of independent Trustees.

2) The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC) and the full Board of Trustees;

c) To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e) To act as the Nominating Committee of the Board of Trustees;

f) To oversee generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds (all of the foregoing referred to herein as "Legal Proceedings");

g) To regularly review the Funds' securities lending activities; and

h) To review the proxy voting activity for the Funds, including the results of proxy votes and related matters.

3) To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

g) In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC ("EIMC") counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: June 14, 2007
Last Revised: May 21, 2007

Exhibit B

POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

EVERGREEN TRUSTS

The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. All nominees must qualify under all applicable laws and regulations.

3. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

4. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4. The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved: December 6, 2007
Last Revised: November 1, 2007

Exhibit C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Amended and Restated as of July 12, 2007)

The Board of Trustees (the "Board") of the registered investment companies listed in Appendix A hereto (each a "Fund"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the Board with respect to its oversight of the Fund. This Charter applies separately to each fund listed on Appendix A and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted for the Fund by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors.

The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements, if any. The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

The Committee also serves as the Fund's Pricing Committee and, in such capacity, reviews issues and activities related to the valuation of the Fund's securities.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

Each member of the Committee may not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund's annual audited financial statements and unaudited semi-annual report, including a review of any specific disclosures of management's discussion (if any) of the Fund's investment performance; and, with respect to the Fund's audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

9. Discuss with management and the independent auditors the Fund's unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

16. Review periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Fund's portfolio securities.

17. Review recommendations as to the selection, retention or termination of pricing services.

18. Review periodically the Fund's Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate.

19. Receive and review reports form the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Fund's Daily Portfolio Pricing Procedure.

20. Review with the Fund's Chief Compliance Officer compliance with the Fund's Daily Portfolio Pricing Procedure.

21. Review errors in net asset value (NAV) calculations.

22. Consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise.

23. Review reports by management regarding the profitability to Evergreen Investment Management Company LLC and its affiliates of investment advisory, administrative, transfer agency, and other services, if any, provided to the Fund by them; and review the various assumptions underlying such reports, including, without limitation, as to cost and expense allocations.

24. Consider generally whether and to what extent the Fund has realized the benefits of economies of scale resulting from increases in the size of the Fund or increases in the efficiency of service providers.

25. Review financial statements and other financial information provided to the Committee or to the Board of Trustees relating to any investment adviser or sub-adviser to the Fund.

26. Review information presented to it periodically by management as to the performance of Evergreen Fund Administration of its obligations in respect of the Fund.

27. Report to the Board on a regular basis (at least annually) on the Committee's activities.

28. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

Appendix A

Funds Subject to this Charter
(As of July 12, 2007)

EVERGREEN INTERNATIONAL BALANCED INCOME FUND
EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND
EVERGREEN DIVERSIFIED INCOME OPPORTUNITIES FUND

Exhibit D

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made the ____ day of __________by and between EVERGREEN INTERNATIONAL BALANCED INCOME FUND, a Delaware statutory trust (the "Trust") and, EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability corporation (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust.

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Trust in conformity with the Trust's investment objectives and restrictions as may be set forth in the Trust's prospectus and statement of additional information, as in effect from time to time, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Trust with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by that broker-dealer to the Trust and/or other accounts serviced by the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts over which the Adviser exercises investment discretion.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and
(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of the Trust;
(b) all charges and expenses for bookkeeping and auditors;
(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;
(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;
(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to the Trust in connection with transactions involving securities and other property to which the Trust is a party;
(f) all stock exchange listing expenses;
(g) all taxes and trust fees payable by the Trust to Federal, state, or other governmental agencies;
(h) all costs of certificates representing shares of the Trust;
(i) all fees and expenses involved in registering and maintaining registrations of the Trust with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Trust's shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;
(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of the Trust;
(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Trust;
(l) all charges and expenses of legal counsel for the Trust and for Trustees of the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's existence and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust , its Trustees, officers, employees, or agents;
(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and
(n) all extraordinary expenses and charges of the Trust.

In the event that the Adviser provides any of these services or pays any of these expenses, the Trust will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate of 0.95% of its average daily total assets. For purposes of this Agreement, total assets are the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Trust (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust for this purpose. The Adviser's fee is computed as of the close of business on each business day. The Adviser's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("Sub-Adviser") to provide the Trust all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such Sub-Adviser all or a portion of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

Notwithstanding the above, nothing in this Agreement shall operate to limit the Adviser's liability otherwise arising under the federal securities laws.

7. Subject to and in accordance with the Agreement and Declaration of Trust of the Trust, as amended, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-Adviser as shareholder, or otherwise.

8. This Agreement shall continue in effect for two years from the date set forth above and after such date if (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such continuance has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

9. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Trust; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

10. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Trust, by the vote of a majority of the Trustees of the Trust, and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

11. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

12. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INTERNATIONAL BALANCED INCOME FUND

By:_____________________________
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: ______________________________
Name:
Title:

Exhibit E

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this ___ day of _____, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and First International Advisors, LLC (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen International Balanced Income Fund (the "Trust"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Trust; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to furnish continuously an investment program for the Trust with respect to the portion of the Trust's portfolio invested in debt securities (as described in the Trust's current Governing Documents (as defined below), and as it may be amended from time to time by the agreement of the parties hereto) (the "Debt Portfolio") and to make all related investment decisions on behalf of the Trust and place all orders for securities and other transactions in connection with the management of the Debt Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Trust in any way. The Sub-adviser may execute Trust documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Trust.

2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall furnish continuously an investment program for the Trust with respect to the Debt Portfolio and will make all related investment decisions on behalf of the Trust and place all orders for securities and other transactions in connection with the management of the Debt Portfolio, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Trust applicable to the Debt Portfolio set forth in the Trust's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent applicable to the Debt Portfolio, and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser is authorized to make all determinations with respect to the purchase and sale of portfolio securities in respect of the Debt Portfolio and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Trust. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Trust's shareholders, direct the Trust's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities in which the Managed Assets may be invested.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Trust, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by that broker-dealer to the Trust and/or other accounts serviced by the Sub-adviser. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Sub-adviser's overall responsibilities with respect to the accounts over which the Sub-adviser exercises investment discretion.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Trust, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Trust required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. Except for expenses specifically assumed or agreed to be paid by the Sub-adviser pursuant hereto, the Sub-adviser shall not be liable for any expenses of the Adviser or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Trust, and (c) custodian fees and expenses. The Sub-adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Trust's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, or gross negligence, in the performance of the Sub-Advisor's duties hereunder or reckless disregard by the Sub-Advisor of its obligations and duties hereunder, neither the Sub-adviser nor any of its officers, directors, shareholders, employees or agents shall be liable to the Adviser, the Trust or any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or as a result of any other act or omission. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

6. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Trust and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until ___ and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Trust or a vote of the holders of a majority of the outstanding voting securities of the Trust and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, or the Sub-adviser, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities and a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the Sub-adviser, cast in person at a meeting called for the purpose of voting on such approval.

8. Confidential Relationship. Any (i) information that is not generally available to, or known by, the public and obtained or received by a party to this Agreement in the course of or in connection with the performance of its obligations under this Agreement and (ii) advice furnished by either party to this Agreement to the other party to this Agreement in the course of or in connection with the performance of its obligations under this Agreement, shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or, regulation or count order, and shall not be used by the receiving or obtaining party except for the benefit of the other party. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Trust in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to conflicts of laws rules. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: _______________________________
Name:
Title:

FIRST INTERNATIONAL ADVISORS, LLC

By: _______________________________
Name:
Title:

Date

Schedule A

As compensation for the Sub-adviser's services to the Trust during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of: 0.05% of the Average Daily Total Assets of the Trust. For purposes of this agreement, "Total Assets" are (i) the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Trust (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust.